UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2006

Oasys Mobile, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

434 Fayetteville Street Suite 600 Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 17, 2006, Tracy T. Jackson was appointed as the Chief Financial Officer of Oasys Mobile, Inc. In addition, Donald T. Locke was named Executive Vice-President of Corporate Development.

On this date, Oasys Mobile entered into an employment agreement with Ms. Jackson. All defined terms used in this description of Ms. Jackson’s employment agreement shall have the meanings as set forth in such agreement, which is filed as an exhibit to this Current Report on Form 8-K. In this employment agreement Oasys Mobile agreed to pay Ms. Jackson an annual salary of $130,000 and grant her options (the “Option Grant”) to purchase 90,000 shares of Oasys Mobile common stock at an exercise price of $1.40 per share. This Option Grant vests at a rate of 2,500 options per month over the period May 17, 2006 to April 17, 2009.

Ms. Jackson is also eligible to receive up to 50% of her annual salary based on specified company and individual performance goals as set by the Board of Directors on an annual basis. Upon a Change of Control of Oasys Mobile, Ms. Jackson would receive six (6) months severance of salary and benefits, and any and all stock options granted to her and unvested at the time of such Change of Control shall accelerate and be completely vested and exercisable by her, subject to the rules and regulations of the Securities and Exchange Commission.

Oasys Mobile also entered into a new employment agreement with Mr. Locke. This employment agreement is identical to the employment agreement entered into by Mr. Locke with Oasys Mobile on June 21, 2005, which was filed with the Securities and Exchange Commission in its Current Report on Form 8-K as of July 8, 2005, with the exception of Mr. Locke’s new position as Executive Vice-President of Corporate Development. A copy of Mr. Locke’s new employment agreement is filed as an exhibit to this Current Report on Form 8-K. As consideration for Mr. Locke entering into this new employment agreement, Oasys Mobile granted him an option to purchase 25,000 shares of Oasys Mobile common stock at an exercise price of $1.40 per share. This option grant is fully vested.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.01.

Item 9.01.    Financial Statements and Other Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between Donald T. Locke and Oasys Mobile, Inc. executed on April 17, 2006.
10.2	Employment Agreement between Tracy T. Jackson and Oasys Mobile, Inc. executed on April 17, 2006.
99.1	Press Release dated April 19, 2006

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OASYS MOBILE, INC.

By:	/s/ Donald T. Locke
Donald T. Locke Executive Vice-President - Corporate Development
Date: April 21, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Donald T. Locke and Oasys Mobile, Inc. executed on April 17, 2006.
10.2	Employment Agreement between Tracy T. Jackson and Oasys Mobile, Inc. executed on April 17, 2006.
99.1	Press Release dated April 19, 2006